UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Report to Stockholders.

Semi-Annual Report June 30, 2021 BRTNX

August 25, 2021

Dear Fellow Shareholders:

The market continued its post-Covid celebration, and we think most of us are feeling a little better about life in general than we did a year ago. While valuations are a bit stretched and there are still some pockets of ill-advised euphoria (“meme stocks” are still a thing, apparently), we are modestly optimistic and are still finding some compelling areas of the market. We initiated an investment in homebuilder Dream Finders Homes, which we describe below.

Total Returns as of June 30, 2021(A)

	1st Half	Annualized Annualized Annualized				Annualized
	2021	1 Year	3 Years	5 Years	10 Years	Since Inception
Bretton Fund	17.03%	42.04%	17.53%	17.00%	13.13%	13.19%
S&P 500 Index(B)	15.25%	40.79%	18.67%	17.65%	14.84%	15.45%

(A) All returns include change in share prices and, in each case, include reinvestment of any dividends and capital gain distributions. The inception date of the Bretton Fund was September 30, 2010.

(B) The S&P 500® Index is a broad-based stock market index based on the market capitalizations of 500 leading companies publicly traded in the US stock market, as determined by Standard & Poor’s, and captures approximately 80% coverage of available market capitalization.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end at http://brettonfund.com or by calling 800.231.2901.

All returns include change in share prices, reinvestment of any dividends, and capital gains distributions. The index shown is a broad-based, unmanaged index commonly used to measure performance of US stocks. The index does not incur expenses and is not available for investment. The fund’s expense ratio is 1.35% .The fund’s principal underwriter is Rafferty Capital Markets, LLC.

Contributors to Performance

Over the past six years of owning Google, one of our minor annoyances as shareholders has been the company’s occasional lack of focus and cost control. It’s hard to tell from the outside with any certainty how “well spent” their ever-increasing costs were. Revenue would reliably increase 20% annually, but in recent years, costs would often increase more than that, leading to shrinking margins and earnings growth that trailed revenue growth. As a long-term investor, we absolutely want the company to be investing back into the business, paying its employees well, creating new products, spending on research, etc., etc. If that results in lower earnings that year, that’s fine. But we often had a nagging feeling that at least some of the rapid spending increases—and side projects—weren’t all that well thought out. Again, it’s hard to tell from the outside, and the core business was so good that the extra spending didn’t really affect our evaluation of the company.

Then something interesting happened in the aftermath of the pandemic. Like a lot of companies, Google cut back as the world went into lockdown. Advertisers reeled in campaigns. As advertising came back in a major way this year, Google’s spending was still restrained, resulting in revenue increasing 32% in the first quarter, while pretax earnings doubled. In the fourth quarter last year, we saw the same thing: revenue increased 23% while pretax earnings went up 69%. Spending will come back—as it should—but seeing how much revenue was able to increase with minimal cost increases gives us more assurance that Google is a great business. Not all companies can do that. Their stock rose 21% in the second quarter, contributing 2.1% to performance.

As investors became more optimistic about a recovery, American Express shares increased 17% and contributed 0.8% to the fund. S&P Global and Microsoft each contributed 0.7% . The only detractor from the fund was our new holding, Dream Finders Homes, which took off 0.3% .

Portfolio
Security	% of Net Assets
Alphabet, Inc.	12.0%
American Express Co.	5.9%
MasterCard, Inc.	5.8%
Union Pacific Corp.	5.7%
Microsoft Corporation	5.5%
JPMorgan Chase & Co.	5.4%
Bank of America Corp.	5.4%
S&P Global, Inc.	5.1%
AutoZone, Inc.	5.0%
NVR, Inc.	5.0%
The Progressive Corporation	4.9%
Canadian Pacific Railway Limited	4.8%
Visa, Inc.	4.6%
Ross Stores, Inc.	4.5%
UnitedHealth Group Incorporated	4.5%
The TJX Companies, Inc.	4.2%
Berkshire Hathaway, Inc.	3.5%
Dream Finders Homes, Inc.	3.5%
PerkinElmer, Inc.	2.8%
Armanino Foods of Distinction, Inc.	1.4%
Cash*	0.5%

*Cash represents cash and other assets in excess of liabilities.

Dream Finders Homes

It’s no secret that we’re in the middle of a housing boom. Interest rates are low, household balance sheets are strong, millennials are aging into the house-buying market, and perhaps most of all, a combination of the 2008 housing bust and ever-tightening zoning restrictions mean that we have a huge shortage of housing.

In 1960, there were about 180 million Americans, and about 1.2 million houses were built. There are now roughly 330 million Americans—the population has almost doubled in 61 years—and we’re making only a million new houses a year. And this was the highest pace since 2007. To take an extreme example, California had fewer than 16 million people and built 190,000 houses in 1960; it has nearly 40 million people today, and builds just 120,000 houses a year. The federal mortgage company Freddie Mac estimates the current shortage of homes is 3.8 million units, or slightly more than the entire housing stock of New Jersey.

And yet...we’re still finding relative bargains in homebuilders. We’ve owned Virginia-based NVR for three years now, and though their stock has done really well (we’re up 76%), it’s still much cheaper than the rest of the market, trading at only 14.5x its next 12 months of estimated earnings compared to 22.5x for the S&P 500 as a whole. Traditionally, homebuilders have traded at a discount to the market, in large part because of their inability to convert accounting income into sweet, cold cash. Just as the culture of oil exploration demands that even the most lucrative finds are rolled back into more drilling instead of being distributed to shareholders, builders work hard to sell houses so they can buy more land.

NVR isn’t like other homebuilders. Instead of buying raw, undeveloped land and holding it for years while it’s entitled and infrastructure is built, NVR works with land developers who do this cash-intensive work for them. NVR will front 10% of the purchase price to secure an option to buy the finished land later, and they’ll pay a somewhat higher price for it upon completion. It’s more than worth it. A typical homebuilder will convert only half of its net income into free cash flow, while NVR will convert close to all of it, effectively doubling the value of a dollar of earnings.

While many homebuilders have increased their usage of land options, no one else has fully embraced the “asset light” model for whatever reason. Until now. Dream Finders Homes started in 2009 in the depths of the housing bust and went public earlier this year. They’re the only other publicly traded homebuilder committed to using land options. Most of their business is in their home state of Florida, and they’ve grown rapidly into other markets—including Colorado and the Carolinas—often through acquisition. Starting off a small base, they’re growing fast: revenue will nearly double this year, and analysts estimate they’ll grow 30% next year. Given the structural shortage of houses in the US, we think they’ll grow quickly for a while. Plus, shares can be had for the bargain basement price of 11x 2022 earnings.

As always, thank you for investing.

Stephen Dodson Portfolio Manager	Raphael de Balmann Portfolio Manager

Bretton Fund by Sectors (as a percentage of Net Assets) (Unaudited)

* Net Cash represents cash and other assets less liabilities.

Bretton Fund

			Schedule of Investments
			June 30, 2021 (Unaudited)
Shares		Cost	Fair Value	% of Net Assets
COMMON STOCKS
Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
245,430	Armanino Foods of Distinction, Inc.	$241,491	$868,822	1.46%
Finance Services
21,100	American Express Company	1,585,155	3,486,353	5.86%
Fire, Marine & Casualty Insurance
7,500	Berkshire Hathaway Inc. - Class B *	1,116,560	2,084,400
29,500	The Progressive Corporation	2,003,902	2,897,195
		3,120,462	4,981,595	8.37%
Hospital & Medical Service Plans
6,700	UnitedHealth Group Incorporated	1,894,199	2,682,948	4.51%
Laboratory Analytical Instruments
11,000	PerkinElmer, Inc.	1,385,326	1,698,510	2.85%
National Commercial Banks
78,400	Bank of America Corporation	1,323,375	3,232,432
20,800	JPMorgan Chase & Co.	1,346,779	3,235,232
		2,670,154	6,467,664	10.87%
Operative Builders
85,000	Dream Finders Homes, Inc. *	2,228,674	2,076,550
600	NVR, Inc. *	1,692,500	2,983,980
		3,921,174	5,060,530	8.51%
Railroad, Line-Haul Operating
37,000	Canadian Pacific Railway Limited (Canada)	1,162,494	2,845,670
15,350	Union Pacific Corporation	1,243,057	3,375,926
		2,405,551	6,221,596	10.46%
Retail - Auto & Home Supply Stores
2,000	AutoZone, Inc. *	1,416,158	2,984,440	5.02%
Retail - Family Clothing Stores
21,700	Ross Stores Inc.	519,491	2,690,800
37,000	The TJX Companies, Inc.	1,387,519	2,494,540
		1,907,010	5,185,340	8.72%
Services - Business Services, NEC
9,380	MasterCard Incorporated - Class A	849,356	3,424,544
11,600	Visa Inc. - Class A	962,813	2,712,312
		1,812,169	6,136,856	10.31%
Services - Computer Processing & Data Preparation
2,850	Alphabet Inc. - Class C *	2,082,582	7,143,012	12.01%
Services - Consumer Credit Reporting, Collection Agencies
7,400	S&P Global Inc. *	2,009,411	3,037,330	5.11%
Services - Prepackaged Software
12,000	Microsoft Corporation	1,828,314	3,250,800	5.46%
Total for Common Stocks		$28,279,156	$59,205,796	99.52%
Total Investments		$28,279,156	$59,205,796
Other Assets in Excess of Liabilities			$287,306	0.48%
Net Assets			$59,493,102	100.00%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2021

Assets:
Investments at Fair Value	$59,205,796
(Cost $28,279,156)
Cash	691,723
Dividend Receivable	5,700
Total Assets	59,903,219
Liabilities:
Payable to Adviser (Note 4)	64,813
Payable for Securities Purchased	345,304
Total Liabilities	410,117
Net Assets	$59,493,102

Net Assets Consist of:
Paid In Capital	$28,578,398
Total Distributable Earnings	30,914,704
Net Assets, for 1,157,272 Shares Outstanding	$59,493,102
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($59,493,102/1,157,272 shares)	$51.41

Statement of Operations (Unaudited)
For the six month period ended June 30, 2021

Investment Income:
Dividends (Net of foreign withholding taxes and fees of $1,676)	$351,364
Total Investment Income	351,364
Expenses:
Management Fees (Note 4)	363,300
Total Expenses	363,300

Net Investment Income (Loss)	(11,936)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	8,443,489
Net Realized and Unrealized Gain (Loss) on Investments	8,443,489

Net Increase (Decrease) in Net Assets from Operations	$8,431,553

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2021	1/1/2020
	to	to
	6/30/2021	12/31/2020
From Operations:
Net Investment Income (Loss)	$(11,936)	$(121,783)
Net Realized Gain (Loss) on Investments	-	141,118
Net Change in Unrealized Appreciation (Depreciation) on Investments	8,443,489	4,000,549
Increase (Decrease) in Net Assets from Operations	8,431,553	4,019,884

From Distributions to Shareholders:	-	(141,118)

From Capital Share Transactions:
Proceeds From Sale of Shares	2,286,188	3,117,395
Shares Issued on Reinvestment of Distributions	-	141,118
Cost of Shares Redeemed	(309,400)	(104,118)
Net Increase (Decrease) from Shareholder Activity	1,976,788	3,154,395

Net Increase (Decrease) in Net Assets	10,408,341	7,033,161

Net Assets at Beginning of Period	49,084,761	42,051,600
Net Assets at End of Period	$59,493,102	$49,084,761

Share Transactions:
Issued	46,051	81,988
Reinvested	-	3,287
Redeemed	(6,205)	(2,732)
Net Increase (Decrease) in Shares	39,846	82,543
Shares Outstanding Beginning of Period	1,117,426	1,034,883
Shares Outstanding End of Period	1,157,272	1,117,426

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period :	1/1/2021		1/1/2020	1/1/2019	1/1/2018	1/1/2017	1/1/2016
	to		to	to	to	to	to
	6/30/2021		12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016
Net Asset Value -
Beginning of Year	$43.93		$40.63	$30.01	$30.87	$26.12	$23.98
Net Investment Income (Loss) (a)	(0.01)		(0.11)	(0.08)	(0.14)	(0.14)	(0.11)
Net Gain (Loss) on Investments
(Realized and Unrealized)	7.49		3.54	10.70	(0.46)	4.89	2.68
Total from Investment Operations	7.48		3.43	10.62	(0.60)	4.75	2.57

Distributions (From Net Investment Income)	-		-	-	-	-	-
Distributions (From Realized Capital Gains)	-		(0.13)	-	(0.26)	-	(0.43)
Total Distributions	-		(0.13)	-	(0.26)	-	(0.43)

Net Asset Value -
End of Period	$51.41		$43.93	$40.63	$30.01	$30.87	$26.12
Total Return (b)	17.03%	*	8.44%	35.39%	(1.94)%	18.19%	10.68%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$59,493		$49,085	$42,052	$28,017	$30,716	$24,657
Ratio of Expenses to Average Net Assets	1.35%	**	1.35%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.04%	**	-0.29%	-0.23%	-0.45%	-0.53%	-0.47%
Portfolio Turnover Rate	0.00%	*	14.51%	0.00%	11.40%	10.81%	16.27%

* Not Annualized.
** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
Bretton Fund
June 30, 2021
(Unaudited)

1.) ORGANIZATION
Bretton Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on September 21, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2021, there were thirteen series authorized by the Trust. The Fund commenced operations on September 30, 2010. The Fund’s investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is Bretton Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2021, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for

Notes to Financial Statements (Unaudited) - continued

federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

CASH:
The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security,

Notes to Financial Statements (Unaudited) - continued

and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2021:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$59,205,796	$0	$0	$59,205,796
Total Investments in Securities	$59,205,796	$0	$0	$59,205,796

The Fund did not hold any Level 3 assets during the six month period ended June 30, 2021.

The Fund did not invest in derivative instruments during the six month period ended June 30, 2021.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund. The Adviser pays the expenses of the Fund except for the management fee, all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services, effective January 1, 2020, the Adviser receives a management fee equal to 1.35% of the average daily net assets of the Fund. Prior to January 1, 2020 the Adviser received a management fee equal to 1.50% of the average daily net assets of the Fund.

For the six month period ended June 30, 2021, the Adviser earned management fees totaling $363,300, of which $64,813 was due to the Adviser at June 30, 2021.

5.) RELATED PARTY TRANSACTIONS
Mr. Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Trust each received $750, for a total of $2,250, in Trustees’ fees plus travel and related expenses related to the Bretton Fund for the six month period ended June 30, 2021. Under the Management Agreement, the Adviser pays these fees.

6.) PURCHASES AND SALES OF SECURITIES
For the six month period ended June 30, 2021, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,732,463 and $0 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a

Notes to Financial Statements (Unaudited) - continued

fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2021, YDB LLC, beneficially held, in aggregate, approximately 29.00% of the Fund and Thao Dodson, held, in aggregate, approximately 38.15% of the Fund and therefore, each may be deemed to control the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at June 30, 2021, was $28,279,156. At June 30, 2021, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$31,078,830	($152,190)	$30,926,640

As of June 30, 2021, there were no differences between book and tax basis unrealized appreciation.

The tax character of distributions was as follows:

	Six Month Period	Calendar Year
	Ended June 30, 2021	Ended 2020
Ordinary Income .	$ -0-	$ -0-
Long-Term Capital Gain	-0-	141,118
	$ -0-	$ 141,118

9.) SECTOR CONCENTRATION RISK
If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2021, the Fund had 30.21% and 27.78%, respectively, of the value of its net assets invested in stocks within the Financials and Information Technology sectors.

10.) CASH – CONCENTRATION IN UNINSURED ACCOUNT
For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This may result in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2021, the Fund held $691,723 in cash at US Bank, N. A. that exceeded the FDIC insurance limit of $250,000.

11.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

12.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

Additional Information June 30, 2021 (Unaudited)

1.) AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

2.) PROXY VOTING GUIDELINES
Bretton Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.brettonfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling our toll free number (800.231.2901) . This information is also available on the SEC’s website at http://www.sec.gov.

3.) DISCLOSURE OF EXPENSES
As a shareholder of the Fund, you incur ongoing expenses consisting solely of management fees. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested in the Fund on January 1, 2021 and held through June 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2021
	January 1, 2021	June 30, 2021	to June 30, 2021
Actual	$1,000.00	$1,170.27	$7.26

Hypothetical	$1,000.00	$1,018.10	$6.76
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period ended June 30, 2021).

Additional Information (Unaudited) - continued

4.) APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND BRETTON CAPITAL MANAGEMENT, LLC ON BEHALF OF THE BRETTON FUND
At a meeting held on March 11, 2021 (the “Meeting”), the Board of Trustees (the “Board” and the “Trustees”) considered the renewal of the Management Agreement (the “Management Agreement”) between the Trust and Bretton Capital Management, LLC (“Bretton”) on behalf of the Bretton Fund. In approving the continuation of the Management Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by Bretton to the Bretton Fund; (ii) the investment performance of the Bretton Fund; (iii) the cost of the services to be provided and the profits to be realized by Bretton from the relationship with the Bretton Fund; (iv) the extent to which economies of scale will be realized as the Bretton Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Bretton’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished throughout the year at its regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process. The Board also considered the presentation made by a representative of Bretton at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Management Agreement, as well as information relevant to their consideration of the Management Agreement including: (i) information regarding the services and support provided to the Bretton Fund and its shareholders by Bretton; (ii) assessments of the investment performance of the Bretton Fund by the principals of Bretton; (iii) commentary on the reasons for the performance; (iv) presentations addressing Bretton’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit related information concerning the Bretton Fund and Bretton; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Bretton; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Bretton, including financial information, a description of personnel and the services provided to the Bretton Fund, information on investment advice, performance, summaries of Bretton Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Bretton Fund; (iii) the anticipated effect of size on the Bretton Fund’s performance and expenses; and (iv) benefits to be realized by Bretton from its relationship with the Bretton Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Management Agreement and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent and Quality of the Services Provided by Bretton

In considering the nature, extent, and quality of the services provided by Bretton, the Trustees reviewed the responsibilities of Bretton under the Management Agreement. The Trustees reviewed the services being provided by Bretton including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Bretton Fund’s investment objective, strategies, and limitations, as well as for ensuring compliance with regulatory requirements. The Trustees considered the coordination of services for the Bretton Fund among Bretton and the service providers and the Independent Trustees; and the efforts of Bretton to promote the Bretton Fund and grow its assets. The Trustees noted the quality of Bretton’s principals and their commitment to the Bretton Fund and the continued cooperation with the Independent Trustees and legal counsel for the Bretton Fund. The Trustees evaluated Bretton’s principals, including their education and experience. After reviewing the foregoing information and further information in the materials provided by Bretton, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Bretton were satisfactory and adequate for the Bretton Fund.

2. Investment Performance of the Bretton Fund and Bretton

In considering the investment performance of the Bretton Fund and Bretton, the Trustees compared the short-term and long-term performance of the Bretton Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. As to the performance of the Bretton Fund, the Trustees compared the Bretton Fund’s performance to its Morningstar’s category, the U.S. Fund Large Blend category (the “Category”) and to a group of funds of similar size, style, and objective, derived from the Category (the “Peer Group”). The performance data from the Category and the Peer Group covered periods ended December 31, 2020. The Trustees noted that for the 3- and 5- year periods ended December 31, 2020, the Bretton Fund outperformed the average fund in its Category but trailed the average fund in the Category for the 1- and 10- year periods ended December 31, 2020. The

Additional Information (Unaudited) - continued

Trustees compared the Bretton’s Fund’s performance to its Peer Group, noting that the Fund outperformed the Peer Group for the 3-, 5-, and 10- year periods ended December 31, 2020 but trailed for the 1-year period ended December 31, 2020. They compared the Bretton Fund’s performance to its benchmark index, the S&P 500 Index, for the 1-, 3-, 5- and 10- year periods ended December 31, 2020, noting that the Fund trailed the benchmark for all noted periods. The Trustees reflected on the management style utilized for the Bretton Fund, noting that Bretton’s long-term investment strategy has performed well since the Fund’s inception. They discussed Bretton Fund’s portfolio, noting that the Fund typically maintains a portfolio of 20 positions or less. The Trustees considered the potential volatility of a portfolio the size of the Bretton Fund and the impact that can have on performance. They discussed Bretton’s ongoing analysis of the investment strategy used to manage the Bretton Fund and Bretton’s willingness to tweak the investment strategy as deemed necessary and prudent. After reviewing and discussing the investment performance of the Bretton Fund further, Bretton’s experience managing the Bretton Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Bretton Fund and Bretton was satisfactory.

3. Costs of the Services to be provided and profits to be realized by Bretton

In considering the costs of the services to be provided and profits to be realized by Bretton from the relationship with the Bretton Fund, the Trustees considered: (1) Bretton’s financial condition and the level of commitment to the Bretton Fund and Bretton by the principals of Bretton; (2) the asset level of the Bretton Fund; (3) the overall expenses of the Bretton Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Bretton regarding its profits associated with managing the Bretton Fund. The Trustees also considered potential benefits for Bretton in managing the Bretton Fund. The Trustees then compared the fees and expenses of the Bretton Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Management Agreement and compared them to the average management fee of the Category and Peer Group, noting that the Bretton Fund’s management fee was higher than the average management fee for the Category and Peer Group. They performed the same comparison as it relates to the Bretton Fund’s expense ratio, noting that the Fund’s expense ratio was higher than the average net expense ratio for the Category and Peer Group. The Trustees also recognized that Bretton was obligated to pay certain operating expenses of the Bretton Fund out of its management fee, and that after paying those expenses, Bretton’s relationship with the Bretton Fund was modestly profitable. Based on the foregoing, the Board concluded that the fees to be paid to Bretton and the profits to be realized by Bretton, considering all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Bretton.

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Bretton Fund’s size and whether management fee levels reflect those economies of scale for the benefit of the Bretton Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Bretton Fund’s shareholders had experienced benefits from the fact that Bretton was obligated to pay certain of the Bretton Fund’s operating expenses which had the effect of limiting the overall fees paid by the Bretton Fund. In light of its ongoing consideration of the Bretton Fund’s asset levels, expectations for growth in the Fund, Bretton’s commitment to consider adding fee breakpoints as the Fund grows, and fee levels, the Board determined that the Bretton Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Bretton.

5. Possible conflicts of interest and benefits to Bretton

In considering Bretton’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the principals of Bretton; the basis of decisions to buy or sell securities for the Bretton Fund; and the substance and administration of Bretton’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Bretton’s potential conflicts of interest. The Board noted that Bretton does not use “soft dollars,” has no affiliated companies and does not manage any other accounts for clients. The Trustees noted and accepted Bretton’s representation that it does not realize any benefits from advising the Bretton Fund other than the direct benefit of being compensated by the Bretton Fund for serving as its investment adviser. Based on the foregoing, the Board determined that Bretton’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

The Independent Trustees met in executive session with Counsel to discuss the continuation of the Management Agreement.

After further review and discussion, it was the Board’s determination that the best interests of the Bretton Fund’s shareholders were served by the renewal of the Management Agreement.

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Investment Adviser
Bretton Capital Management, LLC

Legal Counsel
Practus, LLP

Custodian
US Bank N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Bretton
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/25/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/25/2021

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/25/2021